UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2012

DOLBY LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue San Francisco, CA 94103
(Address of principal executive offices, including zip code)

(415) 558-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2012, Dolby Laboratories, Inc. (the “Company”) announced that it had appointed Lewis Chew, age 49, as Executive Vice President and Chief Financial Officer effective as of June 4, 2012.

From April 2001 to September 2011, Mr. Chew served as the Senior Vice President, Finance and Chief Financial Officer of National Semiconductor Corporation, a semiconductor design and manufacturing company. Prior to joining National Semiconductor as its Director of Internal Audit in 1997, Mr. Chew was a Partner and certified public accountant at KPMG LLP, an accounting firm. Since September 2009, Mr. Chew has served as a director of PG&E Corporation, an energy-based holding company. Mr. Chew holds a B.S. degree in accounting from Santa Clara University.

In connection with his appointment, the Company and Mr. Chew entered into an employment offer letter (the “Offer Letter”) providing for, among other things, an annual base salary of $435,000 and an annual target bonus under the 2012 Executive Dolby Annual Incentive Plan of 65% of his base salary, the grant of an option to purchase 168,075 shares of the Company’s Class A common stock under the Company’s 2005 Stock Plan, which will vest at a rate of 25% on the first anniversary of the grant and the remaining 75% in equal monthly installments over the following 36 months, and the grant of 39,050 restricted stock units under the Company’s 2005 Stock Plan, which will vest at a rate of 25% on each of the first four anniversaries of the grant.  Mr. Chew’s bonus under the 2012 Executive Dolby Annual Incentive Plan will be prorated to reflect his length of service to the Company during the fiscal year

Pursuant to the Offer Letter, Mr. Chew will serve on an interim basis as a non-executive part-time employee of the Company from March 27, 2012 through June 3, 2012.  During this interim period, Mr. Chew will receive a prorated portion of his annual base salary commensurate with his part-time work schedule.  Mr. Chew’s bonus under the 2012 Executive Dolby Annual Incentive Plan will be prorated to reflect his part-time service during this interim period.

A copy of the press release announcing the appointment of Mr. Chew is attached hereto as Exhibit 99.1  A copy of the Offer Letter will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2012.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.         Description

99.1                      Press release of Dolby Laboratories, Inc. dated March 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

/s/ Andy Sherman
Andy Sherman
Executive Vice President, General Counsel and Secretary

Date:	March 26, 2012
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EXHIBIT INDEX

Exhibit No.         Description

99.1                      Press release of Dolby Laboratories, Inc. dated March 26, 2012

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